EXHIBIT 10.2

THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT BY REGISTRATION OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE 1933 ACT AND THE STATE ACTS. IN ADDITION, THE WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT MAY NOT BE OFFERED EXCEPT PURSUANT TO REGISTRATION UNDER THE 1933 ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT ARE BEING OFFERED PURSUANT TO THE EXEMPTION FROM REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") CONTAINED IN REGULATION D FOR OFFERS AND SALES OF SECURITIES. NO REGISTRATION STATEMENT OR APPLICATION TO REGISTER THESE SECURITIES HAS BEEN OR WILL BE FILED WITH THE COMMISSION OR UNDER THE SECURITIES LAWS OF ANY COUNTRY OR JURISDICTION. THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION.

__________ Shares of Common Stock                              Warrant No. IM-__


                                     WARRANT
                         To Purchase the Common Stock of
                             Toucan Gold Corporation


     1. GRANT OF WARRANT. THIS IS TO CERTIFY THAT __________, or his permitted registered assigns ("Holder"), is entitled to exercise this Warrant to purchase from Toucan Gold Corporation, a Delaware corporation ("Company"), __________ (_____) shares (the "Warrant Shares") of common stock, par value $.01 per share, of the Company (the "Common Stock"), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

     2. EXERCISE PRICE. The exercise price per share of Common Stock shall be $1.50 per share (the "Exercise Price"). Such Exercise Price and the number of shares of Common Stock into which this Warrant is exercisable are subject to adjustment from time to time as provided herein.

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     3. EXERCISE PERIOD. This Warrant is exercisable at any time or from time to time on or before January 1, 2000 (the "Expiration Date").

     4. EXERCISE PROCEDURE.

          (a) In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 8201 Preston Road, Suite 600, Dallas, Texas 75225, or at such other office as shall be designated by the Company:

               (i) written notice of Holder's election to exercise this Warrant (Notice of Exercise), which shall specify the number of shares of Common Stock to be purchased pursuant to such exercise;

               (ii) certified check or bank draft payable to the order of the Company in the amount of the Exercise Price multiplied by the number of shares of Common Stock to be purchased pursuant to such exercise; and

               (iii) this Warrant, properly indorsed.

          (b) Each Warrant is exercisable, at the option of holder, at any time after issuance and on or before the Expiration Date by presenting to the Company the Warrant Certificate and an executed and completed Notice of Exercise and if the Shares have not been registered for sale under the Securities Act of 1933, as amended (the "Securities Act") a representation letter duly executed by the holder in form and substance reasonably acceptable to the Company. In the case of exercise of less than all the Warrants represented by the Warrant Certificate, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall execute and deliver a New Warrant Certificate for the balance of such Warrants.

          (c) Upon receipt thereof, the Company shall, as promptly as practicable, execute and deliver or cause to be executed and delivered to such Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise. The stock

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     certificate or certificates so delivered shall be registered in the name of such Holder, or such other name as shall be designated in said notice.

          (d) This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such Holder or any other person so designated to be named therein shall be deemed to have become a Holder of record of such shares for all purposes, as of the date that said notice, together with said payment and this Warrant, is received by the Company as aforesaid. The Holder of this Warrant shall not, by virtue of its ownership of this Warrant, be entitled to any rights of a shareholder in the Company, either at law or in equity; provided, however, such Holder shall, for all purposes, be deemed to have become the Holder of record of such shares on the date on which this Warrant is surrendered to the Company as contemplated in the immediately preceding sentence. If the exercise is for less than all of the shares of Common Stock issuable, as provided in this Warrant, the Company will issue a new Warrant of like tenor and date for the balance of such shares issuable hereunder to Holder, with a record of any such exercises to be maintained by the Company for the purpose of determining the number of outstanding shares of Common Stock subject to this Warrant and the applicable Exercise Price pursuant to SECTION 2, such record to be determinative of the number of outstanding shares of Common stock subject to this Warrant and the Exercise Price absent manifest error. The Holder of this Warrant, by its acceptance hereof, consents to and agrees to be bound by and to comply with all of the provisions of this Warrant.

     5. TAXES. The issuance of any capital stock or other certificate upon the exercise of this Warrant shall be made without charge to the registered Holder hereof, or for any tax in respect of the issuance of such certificate; provided, however, that the Company shall not be required to pay any tax which results from the issuance and delivery of any capital stock or other certificate upon the exercise of this Warrant in a name other than the Holder of this Warrant.


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    6. TRANSFER.

          (a) Except as otherwise required by law, this Warrant and all options and rights hereunder are transferable, as to all or any part of the number of shares of Common Stock purchasable upon its exercise, by Holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant at the principal offices of the Company, together with the form of transfer authorization attached hereto duly executed. The Company shall deem and treat the registered Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary. If this Warrant is transferred in part, the Company shall at the time of surrender of this Warrant, issue to the transferee a Warrant covering the number of shares of Common Stock transferred and to the transferor a Warrant covering the number of shares of Common Stock not transferred. A record of such transfers shall be maintained by the Company for the purpose of determining the applicable Holder hereof, such record to be determinative absent manifest error.

          (b) Anything in this Warrant to the contrary notwithstanding, if, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, that (i) the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion of counsel is reasonably acceptable to the Company, to the effect that such exercise, transfer, or exchange may be made without registration under said Act and under applicable state securities or blue sky laws and (ii) the Holder or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company. The Holder of this Warrant, by taking and holding the same, represents to the Company that such Holder is acquiring this

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     Warrant and the Warrant  Shares for  investment  and not with a view to the distribution thereof.

     7. CASH IN LIEU OF FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of this Warrant. If Holder of this Warrant would be entitled on the exercise of any rights evidenced hereby, to receive a fractional interest in a share, the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the current market value of a share of Common Stock, which current market value shall be the last reported sale price on the trading day immediately preceding the date of the exercise.

     8. ADJUSTMENTS. If any of the following events shall occur at any time or from time to time prior to the Expiration Date, the following adjustments shall be made in the Exercise Price and/or the number of shares then purchasable upon the exercise of this Warrant, as appropriate:

          (a) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares purchasable under this Warrant shall be proportionately increased; and conversely, in case the Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares purchasable hereunder shall be proportionately reduced.

          (b) If the Company shall declare a dividend on its Common Stock payable in capital stock or other securities of the Company or of any other corporation, or in cash or other property, to holders of record of Common Stock as of a date prior to the date of exercise of this Warrant, Holder shall, without additional cost, be entitled to receive upon the exercise of this Warrant, in addition to the Common Stock to which Holder is otherwise entitled upon such exercise, the number of shares of Common Stock or other securities, cash or property that Holder would have been entitled to receive if Holder had been a holder of the number of shares of Common Stock

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     that Holder actually  receives upon exercise of this Warrant on such record date.

          (c) In case of any capital reorganization or reclassification of the Common Stock of the Company, or the consolidation or merger of the Company with or into another corporation, or any sale of all or substantially all of the Company's property or assets, or any liquidation of the Company, Holder, upon the exercise of this Warrant on or before the record date for determination of shareholders entitled thereto, shall receive, in lieu of any shares of Common Stock, the proportionate share of all stock, securities or other property issued, paid or delivered for or on all of the Common Stock as is allocable to the shares of Common Stock then exercisable under this Warrant.

     9. NOTICES OF CERTAIN EVENTS.

          (a) In the event of (i) any setting by the Company of a record date with respect to the holders of any class of securities of the Company for the purpose of determining which of such holders are entitled to dividends or other distributions, or any right to subscribe for, purchase or otherwise acquire any shares, options, interests, participation or other equivalents (howsoever designated) of or in the Company, whether voting or nonvoting, including without limitation, common stock, warrants, preferred stock, convertible debentures and all agreements, instruments and documents convertible, in whole or in part, into any one or more or all of the foregoing ("Stock") or any other securities or ----- property, or to receive any other right, or (ii) any capital reorganization of the Company, or reclassification or recapitalization of the Stock of the Company or any transfer of all or substantially all of the assets of the Company to, or consolidation or merger of the Company with or into, any other entity or person, or (iii) any voluntary dissolution or winding up of the Company, then and in each such event the Company will mail or cause to be mailed to the Holder of this Warrant at the time outstanding a notice specifying, as the case may be, (A) the date on which any such record is to be set for the

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     purpose of such dividend, distribution or right, and stating the amount and character  of such  dividend,  distribution,  or right;  (B) the date as of
     which  the   holders  of  record   shall  be   entitled   to  vote  on  any
     reorganization,      reclassification,      recapitalization,     transfer,
     consolidation, merger, conveyance, dissolution, liquidation, or winding-up; or (C) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation, or winding-up is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other Stock or securities receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other Stock or securities) for securities or other property deliverable upon such event. Any such notice shall be given at least ten (10) days prior to the date therein specified.

          (b) If there shall be any adjustment as provided in SECTION 8, or if securities or property other than shares of Common Stock of the Company shall become purchasable in lieu of shares of such Common Stock upon exercise of this Warrant, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of Holder, furnish or cause to be furnished to Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Exercise Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of this Warrant. At the request of Holder and upon surrender of this Warrant, the Company shall reissue this Warrant in a form conforming to such adjustments.

     10. LOST, STOLEN, MUTILATED, OR DESTROYED WARRANT. If this Warrant shall become mutilated or destroyed, the Company shall, on such reasonable terms as to

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indemnity,  including,  without  limitation,  the  delivery by the Holder to the
Company (at the Holder's expense) of an affidavit of lost instrument and an indemnity agreement, issue a new Warrant of like denomination, tenor, and date as the Warrant so lost, stolen, mutilated or destroyed. The Holder agrees to pay the reasonable expenses incurred by the Company in connection with such reissuance.

     11. APPLICABLE LAW. THIS WARRANT SHALL BE INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF DELAWARE.

     12. SUCCESSORS AND ASSIGNS. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Holder hereof and, shall be enforceable by any such Holder.

     13.  HEADINGS.   Headings  of  the  paragraphs  in  this  Warrant  are  for convenience and reference only and shall not, for any purpose, be deemed a part of this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and issued.

         DATED as of December 31, 1997.

                                            TOUCAN GOLD CORPORATION



                                            By:   /s/ Robert P. Jeffcock
                                                  ------------------------------
                                                  Robert P. Jeffcock, President

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                                 ASSIGNMENT FORM


         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

                                                  No. of Shares
Name & Address of Assignee                        Common Stock
--------------------------                        -------------





and does hereby irrevocably constitute and appoint as Attorney _________________________ to register such transfer on the books of
___________________________ maintained for the purpose, with full power of substitution in the premises.

         DATED: ____________________, 19___.

                                     By:
                                             -----------------------------------

                                     Title:
                                             -----------------------------------

NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                           ACKNOWLEDGMENT BY ASSIGNEE

     The undersigned Assignee hereby acknowledges receipt of the Warrant Purchase Agreement, and agrees to be bound by its terms.



                                             -----------------------------------

                                     By:
                                             -----------------------------------

                                     Title:
                                             -----------------------------------


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